Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	1Q'25 vs. 1Q'24
EARNINGS
Net interest income	$4,464	$4,592	$4,609	$4,405	$4,405	$59	1.3%
Retailer share arrangements	(895)	(919)	(914)	(810)	(764)	(131)	17.1%
Other income	149	128	119	117	1,157	(1,008)	(87.1)%
Net revenue	3,718	3,801	3,814	3,712	4,798	(1,080)	(22.5)%
Provision for credit losses	1,491	1,561	1,597	1,691	1,884	(393)	(20.9)%
Other expense	1,243	1,267	1,189	1,177	1,206	37	3.1%
Earnings before provision for income taxes	984	973	1,028	844	1,708	(724)	(42.4)%
Provision for income taxes	227	199	239	201	415	(188)	(45.3)%
Net earnings	$757	$774	$789	$643	$1,293	$(536)	(41.5)%
Net earnings available to common stockholders	$736	$753	$768	$624	$1,282	$(546)	(42.6)%

COMMON SHARE STATISTICS
Basic EPS	$1.91	$1.93	$1.96	$1.56	$3.17	$(1.26)	(39.7)%
Diluted EPS	$1.89	$1.91	$1.94	$1.55	$3.14	$(1.25)	(39.8)%
Dividend declared per share	$0.25	$0.25	$0.25	$0.25	$0.25	$—	—%
Common stock price	$52.94	$65.00	$49.88	$47.19	$43.12	$9.82	22.8%
Book value per share	$40.37	$39.55	$37.92	$36.24	$35.03	$5.34	15.2%
Tangible book value per share(1)	$34.79	$34.07	$32.68	$31.05	$30.36	$4.43	14.6%

Beginning common shares outstanding	388.3	389.2	395.1	401.4	406.9	(18.6)	(4.6)%
Issuance of common shares	—	—	—	—	—	—	NM
Stock-based compensation	2.0	0.6	0.7	0.6	2.0	—	—%
Shares repurchased	(9.8)	(1.5)	(6.6)	(6.9)	(7.5)	(2.3)	30.7%
Ending common shares outstanding	380.5	388.3	389.2	395.1	401.4	(20.9)	(5.2)%

Weighted average common shares outstanding	385.2	389.3	392.3	399.3	404.7	(19.5)	(4.8)%
Weighted average common shares outstanding (fully diluted)	389.4	394.8	396.5	402.6	408.2	(18.8)	(4.6)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	1Q'25 vs. 1Q'24
PERFORMANCE METRICS
Return on assets(1)	2.5%	2.6%	2.6%	2.2%	4.4%		(1.9)%
Return on equity(2)	18.4%	18.9%	19.8%	16.7%	35.6%		(17.2)%
Return on tangible common equity(3)	22.4%	23.0%	24.3%	20.2%	43.6%		(21.2)%
Net interest margin(4)	14.74%	15.01%	15.04%	14.46%	14.55%		0.19%
Net revenue as a % of average loan receivables, including held for sale	14.93%	14.76%	14.87%	14.71%	19.11%		(4.18)%
Efficiency ratio(5)	33.4%	33.3%	31.2%	31.7%	25.1%		8.3%
Other expense as a % of average loan receivables, including held for sale	4.99%	4.92%	4.64%	4.66%	4.80%		0.19%
Effective income tax rate	23.1%	20.5%	23.2%	23.8%	24.3%		(1.2)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.38%	6.45%	6.06%	6.42%	6.31%		0.07%
30+ days past due as a % of period-end loan receivables(6)	4.52%	4.70%	4.78%	4.47%	4.74%		(0.22)%
90+ days past due as a % of period-end loan receivables(6)	2.29%	2.40%	2.33%	2.19%	2.42%		(0.13)%
Net charge-offs	$1,588	$1,661	$1,553	$1,621	$1,585	$3	0.2%
Loan receivables delinquent over 30 days(6)	$4,505	$4,925	$4,883	$4,574	$4,820	$(315)	(6.5)%
Loan receivables delinquent over 90 days(6)	$2,285	$2,512	$2,382	$2,244	$2,459	$(174)	(7.1)%

Allowance for credit losses (period-end)	$10,828	$10,929	$11,029	$10,982	$10,905	$(77)	(0.7)%
Allowance coverage ratio(7)	10.87%	10.44%	10.79%	10.74%	10.72%		0.15%

BUSINESS METRICS
Purchase volume(8)	$40,720	$47,955	$44,985	$46,846	$42,387	$(1,667)	(3.9)%
Period-end loan receivables	$99,608	$104,721	$102,193	$102,284	$101,733	$(2,125)	(2.1)%
Credit cards	$91,909	$96,818	$94,008	$94,091	$93,736	$(1,827)	(1.9)%
Consumer installment loans	$5,736	$5,971	$6,125	$6,072	$5,957	$(221)	(3.7)%
Commercial credit products	$1,859	$1,826	$1,936	$2,003	$1,912	$(53)	(2.8)%
Other	$104	$106	$124	$118	$128	$(24)	(18.8)%
Average loan receivables, including held for sale	$101,021	$102,476	$102,009	$101,478	$100,957	$64	0.1%
Period-end active accounts (in thousands)(9)	67,787	71,532	69,965	70,991	70,754	(2,967)	(4.2)%
Average active accounts (in thousands)(9)	69,315	70,299	70,424	70,974	71,667	(2,352)	(3.3)%

LIQUIDITY
Liquid assets
Cash and equivalents	$21,629	$14,711	$17,934	$18,632	$20,021	$1,608	8.0%
Total liquid assets	$23,817	$17,159	$19,704	$20,051	$21,929	$1,888	8.6%
Undrawn credit facilities
Undrawn credit facilities	$2,625	$2,625	$2,700	$2,950	$2,950	$(325)	(11.0)%
Total liquid assets and undrawn credit facilities(10)	$26,442	$19,784	$22,404	$23,001	$24,879	$1,563	6.3%
Liquid assets % of total assets	19.52%	14.36%	16.53%	16.64%	18.10%		1.42%
Liquid assets including undrawn credit facilities % of total assets	21.67%	16.56%	18.79%	19.09%	20.53%		1.14%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	1Q'25 vs. 1Q'24
Interest income:
Interest and fees on loans	$5,312	$5,480	$5,522	$5,301	$5,293	$19	0.4%
Interest on cash and debt securities	238	230	263	281	275	(37)	(13.5)%
Total interest income	5,550	5,710	5,785	5,582	5,568	(18)	(0.3)%

Interest expense:
Interest on deposits	882	917	968	967	954	(72)	(7.5)%
Interest on borrowings of consolidated securitization entities	104	104	108	110	105	(1)	(1.0)%
Interest on senior unsecured notes	100	97	100	100	104	(4)	(3.8)%
Total interest expense	1,086	1,118	1,176	1,177	1,163	(77)	(6.6)%

Net interest income	4,464	4,592	4,609	4,405	4,405	59	1.3%

Retailer share arrangements	(895)	(919)	(914)	(810)	(764)	(131)	17.1%
Provision for credit losses	1,491	1,561	1,597	1,691	1,884	(393)	(20.9)%
Net interest income, after retailer share arrangements and provision for credit losses	2,078	2,112	2,098	1,904	1,757	321	18.3%

Other income:
Interchange revenue	238	266	256	263	241	(3)	(1.2)%
Protection product revenue	147	151	145	125	141	6	4.3%
Loyalty programs	(311)	(371)	(346)	(346)	(319)	8	(2.5)%
Other	75	82	64	75	1,094	(1,019)	(93.1)%
Total other income	149	128	119	117	1,157	(1,008)	(87.1)%

Other expense:
Employee costs	506	478	464	434	496	10	2.0%
Professional fees	217	249	231	236	220	(3)	(1.4)%
Marketing and business development	116	147	123	129	125	(9)	(7.2)%
Information processing	219	207	203	207	186	33	17.7%
Other	185	186	168	171	179	6	3.4%
Total other expense	1,243	1,267	1,189	1,177	1,206	37	3.1%

Earnings before provision for income taxes	984	973	1,028	844	1,708	(724)	(42.4)%
Provision for income taxes	227	199	239	201	415	(188)	(45.3)%
Net earnings	$757	$774	$789	$643	$1,293	$(536)	(41.5)%

Net earnings available to common stockholders	$736	$753	$768	$624	$1,282	$(546)	(42.6)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
Assets
Cash and equivalents	$21,629	$14,711	$17,934	$18,632	$20,021	$1,608	8.0%
Debt securities	2,724	3,079	2,345	2,693	3,005	(281)	(9.4)%
Loan receivables:
Unsecuritized loans held for investment	79,186	83,382	81,005	82,144	81,642	(2,456)	(3.0)%
Restricted loans of consolidated securitization entities	20,422	21,339	21,188	20,140	20,091	331	1.6%
Total loan receivables	99,608	104,721	102,193	102,284	101,733	(2,125)	(2.1)%
Less: Allowance for credit losses	(10,828)	(10,929)	(11,029)	(10,982)	(10,905)	77	(0.7)%
Loan receivables, net	88,780	93,792	91,164	91,302	90,828	(2,048)	(2.3)%
Goodwill	1,274	1,274	1,274	1,274	1,073	201	18.7%
Intangible assets, net	847	854	765	776	800	47	5.9%
Other assets	6,772	5,753	5,747	5,812	5,446	1,326	24.3%
Total assets	$122,026	$119,463	$119,229	$120,489	$121,173	$853	0.7%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$83,030	$81,664	$81,901	$82,708	$83,160	$(130)	(0.2)%
Non-interest-bearing deposit accounts	405	398	383	392	394	11	2.8%
Total deposits	83,435	82,062	82,284	83,100	83,554	(119)	(0.1)%
Borrowings:
Borrowings of consolidated securitization entities	8,591	7,842	8,015	7,517	8,016	575	7.2%
Senior and Subordinated unsecured notes	8,418	7,620	7,617	8,120	8,117	301	3.7%
Total borrowings	17,009	15,462	15,632	15,637	16,133	876	5.4%
Accrued expenses and other liabilities	5,001	5,359	5,333	6,212	6,204	(1,203)	(19.4)%
Total liabilities	105,445	102,883	103,249	104,949	105,891	(446)	(0.4)%
Equity:
Preferred stock	1,222	1,222	1,222	1,222	1,222	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,804	9,853	9,822	9,793	9,768	36	0.4%
Retained earnings	22,209	21,635	20,975	20,310	19,790	2,419	12.2%
Accumulated other comprehensive income (loss)	(53)	(59)	(50)	(73)	(69)	16	(23.2)%
Treasury stock	(16,602)	(16,072)	(15,990)	(15,713)	(15,430)	(1,172)	7.6%
Total equity	16,581	16,580	15,980	15,540	15,282	1,299	8.5%
Total liabilities and equity	$122,026	$119,463	$119,229	$120,489	$121,173	$853	0.7%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2025			Dec 31, 2024			Sep 30, 2024			Jun 30, 2024			Mar 31, 2024
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$18,539	$203	4.44%	$16,131	$193	4.76%	$17,316	$235	5.40%	$18,337	$249	5.46%	$17,405	$236	5.45%
Securities available for sale	3,231	35	4.39%	3,111	37	4.73%	2,587	28	4.31%	2,731	32	4.71%	3,432	39	4.57%

Loan receivables, including held for sale:
Credit cards	93,241	5,055	21.99%	94,356	5,209	21.96%	93,785	5,236	22.21%	93,267	5,013	21.62%	94,216	5,096	21.75%
Consumer installment loans	5,833	211	14.67%	6,041	224	14.75%	6,107	238	15.50%	6,085	243	16.06%	4,734	149	12.66%
Commercial credit products	1,842	45	9.91%	1,953	45	9.17%	1,992	46	9.19%	2,001	43	8.64%	1,878	45	9.64%
Other	105	1	3.86%	126	2	6.31%	125	2	6.37%	125	2	6.44%	129	3	9.35%
Total loan receivables, including held for sale	101,021	5,312	21.33%	102,476	5,480	21.27%	102,009	5,522	21.54%	101,478	5,301	21.01%	100,957	5,293	21.09%
Total interest-earning assets	122,791	5,550	18.33%	121,718	5,710	18.66%	121,912	5,785	18.88%	122,546	5,582	18.32%	121,794	5,568	18.39%

Non-interest-earning assets:
Cash and due from banks	868			872			847			887			944
Allowance for credit losses	(10,936)			(11,014)			(10,994)			(10,878)			(10,677)
Other assets	7,770			7,678			7,624			7,309			6,973
Total non-interest-earning assets	(2,298)			(2,464)			(2,523)			(2,682)			(2,760)

Total assets	$120,493			$119,254			$119,389			$119,864			$119,034

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,370	$882	4.34%	$81,635	$917	4.47%	$82,100	$968	4.69%	$82,749	$967	4.70%	$82,598	$954	4.65%
Borrowings of consolidated securitization entities	8,191	104	5.15%	7,868	104	5.26%	7,817	108	5.50%	7,858	110	5.63%	7,383	105	5.72%
Senior and Subordinated unsecured notes	7,850	100	5.17%	7,618	97	5.07%	7,968	100	4.99%	8,118	100	4.95%	8,630	104	4.85%

Total interest-bearing liabilities	98,411	1,086	4.48%	97,121	1,118	4.58%	97,885	1,176	4.78%	98,725	1,177	4.80%	98,611	1,163	4.74%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	418			379			387			396			390
Other liabilities	4,969			5,444			5,302			5,221			5,419
Total non-interest-bearing liabilities	5,387			5,823			5,689			5,617			5,809

Total liabilities	103,798			102,944			103,574			104,342			104,420

Equity
Total equity	16,695			16,310			15,815			15,522			14,614

Total liabilities and equity	$120,493			$119,254			$119,389			$119,864			$119,034
Net interest income		$4,464			$4,592			$4,609			$4,405			$4,405

Interest rate spread(2)			13.86%			14.08%			14.10%			13.53%			13.64%
Net interest margin(3)			14.74%			15.01%			15.04%			14.46%			14.55%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
BALANCE SHEET STATISTICS
Total common equity	$15,359	$15,358	$14,758	$14,318	$14,060	$1,299	9.2%
Total common equity as a % of total assets	12.59%	12.86%	12.38%	11.88%	11.60%		0.99%

Tangible assets	$119,905	$117,335	$117,190	$118,439	$119,300	$605	0.5%
Tangible common equity(1)	$13,238	$13,230	$12,719	$12,268	$12,187	$1,051	8.6%
Tangible common equity as a % of tangible assets(1)	11.04%	11.28%	10.85%	10.36%	10.22%		0.82%
Tangible book value per share(2)	$34.79	$34.07	$32.68	$31.05	$30.36	$4.43	14.6%

REGULATORY CAPITAL RATIOS(3)(4)
	Basel III - CECL Transition
Total risk-based capital ratio(5)	16.5%	16.5%	16.4%	15.8%	15.8%
Tier 1 risk-based capital ratio(6)	14.4%	14.5%	14.3%	13.8%	13.8%
Tier 1 leverage ratio(7)	12.4%	12.9%	12.5%	12.0%	12.0%
Common equity Tier 1 capital ratio	13.2%	13.3%	13.1%	12.6%	12.6%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at March 31, 2025 are preliminary and therefore subject to change.
(4) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	1Q'25 vs. 1Q'24
HOME & AUTO
Purchase volume(1)	$9,567	$10,705	$11,361	$12,496	$10,512	$(945)	(9.0)%
Period-end loan receivables	$30,460	$32,034	$32,542	$32,822	$32,615	$(2,155)	(6.6)%
Average loan receivables, including held for sale	$31,018	$32,120	$32,613	$32,592	$31,865	$(847)	(2.7)%
Average active accounts (in thousands)(2)	18,030	18,674	19,157	19,335	18,969	(939)	(5.0)%

Interest and fees on loans	$1,413	$1,487	$1,489	$1,419	$1,382	$31	2.2%
Other income	$57	$63	$56	$38	$33	$24	72.7%

DIGITAL
Purchase volume(1)	$12,479	$15,317	$13,352	$13,403	$12,628	$(149)	(1.2)%
Period-end loan receivables	$27,765	$29,347	$27,771	$27,704	$27,734	$31	0.1%
Average loan receivables, including held for sale	$28,216	$28,158	$27,704	$27,542	$28,081	$135	0.5%
Average active accounts (in thousands)(2)	20,711	20,810	20,787	20,920	21,349	(638)	(3.0)%

Interest and fees on loans	$1,544	$1,582	$1,593	$1,544	$1,567	$(23)	(1.5)%
Other income	$9	$(6)	$4	$—	$6	$3	50.0%

DIVERSIFIED & VALUE
Purchase volume(1)	$13,732	$16,711	$14,992	$15,333	$14,023	$(291)	(2.1)%
Period-end loan receivables	$19,436	$20,867	$19,466	$19,516	$19,559	$(123)	(0.6)%
Average loan receivables, including held for sale	$19,670	$19,793	$19,413	$19,360	$19,593	$77	0.4%
Average active accounts (in thousands)(2)	20,114	20,253	19,960	20,253	21,032	(918)	(4.4)%

Interest and fees on loans	$1,178	$1,206	$1,209	$1,165	$1,214	$(36)	(3.0)%
Other income	$—	$(9)	$(11)	$(22)	$(17)	$17	(100.0)%

HEALTH & WELLNESS
Purchase volume(1)	$3,774	$3,742	$3,867	$4,089	$3,980	$(206)	(5.2)%
Period-end loan receivables	$15,193	$15,436	$15,439	$15,280	$15,065	$128	0.8%
Average loan receivables, including held for sale	$15,280	$15,448	$15,311	$15,111	$14,697	$583	4.0%
Average active accounts (in thousands)(2)	7,776	7,836	7,801	7,752	7,611	165	2.2%

Interest and fees on loans	$914	$935	$956	$911	$869	$45	5.2%
Other income	$75	$72	$68	$48	$66	$9	13.6%

LIFESTYLE
Purchase volume(1)	$1,168	$1,480	$1,411	$1,525	$1,244	$(76)	(6.1)%
Period-end loan receivables	$6,636	$6,914	$6,831	$6,822	$6,604	$32	0.5%
Average loan receivables, including held for sale	$6,716	$6,818	$6,823	$6,723	$6,631	$85	1.3%
Average active accounts (in thousands)(2)	2,651	2,688	2,677	2,662	2,642	9	0.3%

Interest and fees on loans	$261	$268	$270	$258	$255	$6	2.4%
Other income	$10	$7	$9	$6	$8	$2	25.0%

CORP, OTHER
Purchase volume(1)	$—	$—	$2	$—	$—	$—	NM
Period-end loan receivables	$118	$123	$144	$140	$156	$(38)	(24.4)%
Average loan receivables, including held for sale	$121	$139	$145	$150	$90	$31	34.4%
Average active accounts (in thousands)(2)	33	38	42	52	64	(31)	(48.4)%

Interest and fees on loans	$2	$2	$5	$4	$6	$(4)	(66.7)%
Other income	$(2)	$1	$(7)	$47	$1,061	$(1,063)	(100.2)%

TOTAL SYF
Purchase volume(1)	$40,720	$47,955	$44,985	$46,846	$42,387	$(1,667)	(3.9)%
Period-end loan receivables	$99,608	$104,721	$102,193	$102,284	$101,733	$(2,125)	(2.1)%
Average loan receivables, including held for sale	$101,021	$102,476	$102,009	$101,478	$100,957	$64	0.1%
Average active accounts (in thousands)(2)	69,315	70,299	70,424	70,974	71,667	(2,352)	(3.3)%

Interest and fees on loans	$5,312	$5,480	$5,522	$5,301	$5,293	$19	0.4%
Other income	$149	$128	$119	$117	$1,157	$(1,008)	(87.1)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$16,581	$16,580	$15,980	$15,540	$15,282
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,274)	(1,274)	(1,274)	(1,274)	(1,073)
Less: Intangible assets, net	(847)	(854)	(765)	(776)	(800)
Tangible common equity	$13,238	$13,230	$12,719	$12,268	$12,187
Add: CECL transition amount	—	573	573	573	573

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	208	214	209	227	225
Common equity Tier 1	$13,446	$14,017	$13,501	$13,068	$12,985
Preferred stock	1,222	1,222	1,222	1,222	1,222
Tier 1 capital	$14,668	$15,239	$14,723	$14,290	$14,207

Add: Subordinated debt	742	741	741	741	741
Add: Allowance for credit losses includible in risk-based capital	1,388	1,427	1,400	1,407	1,399
Total Risk-based capital	$16,798	$17,407	$16,864	$16,438	$16,347

ASSET MEASURES(2)
Total average assets	$120,493	$119,254	$119,389	$119,864	$119,034
Adjustments for:
Add: CECL transition amount	—	573	573	573	573
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,895)	(1,904)	(1,808)	(1,805)	(1,631)
Total assets for leverage purposes	$118,598	$117,923	$118,154	$118,632	$117,976

Risk-weighted assets	$101,625	$105,417	$103,103	$103,718	$103,242

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,668	$15,239	$14,723	$14,290	$14,207
Less: CECL transition adjustment	—	(573)	(573)	(573)	(573)
Tier 1 capital (CECL fully phased-in)	$14,668	$14,666	$14,150	$13,717	$13,634
Add: Allowance for credit losses	10,828	10,929	11,029	10,982	10,905
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$25,496	$25,595	$25,179	$24,699	$24,539

Risk-weighted assets	$101,625	$105,417	$103,103	$103,718	$103,242
Less: CECL transition adjustment	—	(290)	(290)	(290)	(290)
Risk-weighted assets (CECL fully phased-in)	$101,625	$105,127	$102,813	$103,428	$102,952

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$40.37	$39.55	$37.92	$36.24	$35.03
Less: Goodwill	(3.35)	(3.28)	(3.27)	(3.23)	(2.68)
Less: Intangible assets, net	(2.23)	(2.20)	(1.97)	(1.96)	(1.99)
Tangible book value per share	$34.79	$34.07	$32.68	$31.05	$30.36

(1) Regulatory measures at March 31, 2025 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions, except per share statistics)

ADJUSTED FINANCIAL MEASURES	Quarter Ended
March 31, 2024
Net earnings:
Net earnings	$1,293
Less: Pets Best gain on sale after-tax	(802)
Adjusted Net earnings	$491
Preferred dividends	(11)
Adjusted Net earnings available to common stockholders	$480

Diluted earnings per share:
Diluted earnings per share	$3.14
Less: Pets Best gain on sale impact	(1.96)
Adjusted Diluted earnings per share	$1.18

Return on assets:
Return on assets(1)	4.4%
Less: Pets Best gain on sale impact	(2.7)%
Adjusted Return on assets	1.7%

Return on equity:
Return on equity(2)	35.6%
Less: Pets Best gain on sale impact	(21.8)%
Adjusted Return on equity	13.8%

Return on tangible common equity:
Return on tangible common equity(3)	43.6%
Less: Pets Best gain on sale impact	(26.8)%
Adjusted Return on tangible common equity	16.8%

Efficiency ratio:
Efficiency Ratio(4)	25.1%
Less: Pets Best gain on sale impact	7.2%
Adjusted Efficiency ratio	32.3%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.